NUVEEN SHORT TAX FREE FUND

SUPPLEMENT DATED MAY 31, 2011

TO THE SUMMARY PROSPECTUS DATED MARCH 21, 2011

1.	In the section “Principal Investment Strategies,” the sixth paragraph is replaced in its entirety with the following.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three years or less under normal market conditions.

2.	Effective August 31, 2011, the fund’s name will be changed to Nuveen Short Term Municipal Bond Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-STFS-0511P